SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2011

POWRTEC INTERNATIONAL CORP.

(Exact name of Company as specified in its charter)

Delaware	000-53299	20-5478196
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1669 Hollenbeck Avenue, Suite 142 Sunnyvale, CA 94087
(Address of principal executive offices)

Phone: 408-374-1900
(Company’s Telephone Number)

Copy of all Communications to: Carrillo Huettel, LLP 3033 Fifth Avenue, Suite 400 San Diego, CA 92103 Phone: 619.546.6100 Fax: 619.546.6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

POWRTEC INTERNATIONAL CORP.

Form 8-K

Current Report

ITEM 5.02.

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective August 3, 2011, Len Wood (“Mr. Wood”) resigned from all positions with POWRtec International Corp., a Delaware corporation (the “Company”), including but not limited to, that of Chief Financial Officer and Treasurer of the Company.  The resignation did not involve any disagreement with the Company on any matter relating to the Company’s operations, policies, practices, or otherwise.

On August 3, 2011, Simon Westbrook (“Mr. Westbrook”) was appointed as Chief Financial Officer and Treasurer of the Company.  On August 4, 2011, Mr. Westbrook accepted the appointment.

The biography for Mr. Westbrook is set forth below:

SIMON WESTBROOK.  Simon Westbrook brings to the Company over 25 years of combined experience as a business consultant, manager and executive in various fields including finance, computers, and high-technology.  Since May 2009, Mr. Westbrook has worked as a consultant and project-based CFO through AArgo Inc., specializing in providing contract services to early stage technology companies.  From May 2005 to May 2009, Mr. Westbrook served as CFO of Public Wireless, Inc, a Silicon Valley company specializing in wireless communication infrastructure.  From 2004 to 2005, Mr. Westbrook was the CFO of Nanoamp Solutions Inc., a memory IC company.  While working for Public Wireless, Inc. and Nanoamp Solutions Inc., Mr. Westbrook was responsible for raising capital, establishing controls and procedures, reviewing contracts, preparing for IPO readiness and building and providing the infrastructure for the finance, IT, facilities and human resources departments.  Prior to joining Nanoamp, Mr. Westbrook was CFO from 1997 to 2001 at Sage, Inc. (NASDAQ: SAGI), a leading supplier of electronics to the flat panel display industry.  There, Mr. Westbrook established systems and procedures, managed projects, and worked with investors to raise money for the company.  Before joining Sage, from 1992 to 1996, Mr. Westbrook held a number of senior financial positions at Creative Technology (NASDAQ: CREAF), a leading PC multimedia company, and Atari Corp (AMEX: ATC), the video game and home computer company, from 1984 to 1991, working both in the USA and overseas.  In light of Mr. Westbrook’s keen technical knowledge, experience in finance and prior executive positions, the Board of Directors believed it was in the Company’s best interests to appoint him as CFO and Treasurer.

ITEM 7.01.

REGULATION FD DISCLOSURE

On August 3, 2011, the Company issued a Press Release announcing the appointment of Mr. Simon Westbrook, as set forth above.  A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Limitation on Incorporation by Reference.

In accordance with General Instruction B.2 of Form 8−K, the information in this Form 8−K furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.

FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated August 3, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

POWRTEC INTERNATIONAL CORP.
Date: August 8, 2011	By: /s/ Grant Jasmin
Grant Jasmin
Chief Executive Officer